Exhibit 10.21

RECORDED DOCUMENT SHOULD BE RETURNED TO:

Bracewell & Giuliani LLP
711 Louisiana
South Tower Pennzoil Place, Suite 2300
Houston, Texas 77002
Attn: Brandie M. Martin

STATE OF TEXAS	§
§
COUNTY OF FORT BEND	§
§

AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING

This Amendment No. 1 to the Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 30, 2012 (this "Amendment"), is made by and between GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation (the "Debtor"), and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), for the benefit of the Administrative Agent for the holders of the Secured Obligations (as defined in the Deed of Trust referred to below).

INTRODUCTION

A. The Debtor has entered into that certain Credit Agreement dated as of April 30, 2010 (as amended or otherwise modified from time to time, the "Credit Agreement"), with the Administrative Agent and the financial institutions from time to time party thereto, and in connection therewith, the Debtor entered into that certain Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 30, 2010, made by the Debtor to Aaron Roffwarg, an individual, as Trustee (the "Trustee") for the benefit of the Administrative Agent, and filed for record in each of the jurisdictions listed on Annex I hereto (the "Deed of Trust").  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

B. Subsequent to entering into the Deed of Trust, the Debtor acquired a fee interest in additional real property, and Debtor and Administrative Agent desire to amend the Deed of Trust to include such additional real property as part of the Land (as defined in the Deed of Trust) under the Deed of Trust.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Debtor and the Administrative Agent hereby agree as follows:

Section 1. Amendment of Deed of Trust; Reaffirmation.  The Deed of Trust is hereby amended by replacing Exhibit A thereto with the Exhibit A attached hereto.  The Debtor hereby ratifies, confirms, and acknowledges the Liens and security interests granted to the Trustee or the Administrative Agent under the Deed of Trust (as amended by this Amendment), and such Liens and security interests shall continue in full force and effect to secure the payment of the Secured Obligations (as defined in the Deed of Trust), as provided in the Deed of Trust.

Section 2. Representations and Warranties.  The Debtor represents and warrants that (a) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Debtor and have been duly authorized by appropriate proceedings; (b) the Liens under the Deed of Trust and other Collateral Documents are valid and subsisting; (c) this Amendment constitutes legal, valid, and binding obligations of the Debtor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and (d) no Event of Default exists.

Section 3. Effect on Loan Documents.  Except as amended herein, the Deed of Trust and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Debtor acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Deed of Trust.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under other Loan Documents.

Section 4. Effectiveness.  This Amendment shall become effective as of the date hereof and the Deed of Trust shall be amended as provided for herein upon the execution and delivery to the Administrative Agent of this Amendment by each of the parties hereto.

Section 5. Miscellaneous.  The miscellaneous provisions set forth in Article VIII of the Deed of Trust apply to this Amendment.  This Amendment shall be governed by and construed in accordance with federal law and, to the extent not inconsistent therewith, the laws of the State of Texas without reference to its conflicts-of-laws principles.  This Amendment may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original and all of which, when taken together, shall constitute one contract, and may be executed and delivered by telecopier.

THIS WRITTEN AMENDMENT, AND THE LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[signature pages follow]

EXECUTED on the date of the acknowledgments set forth below, but EFFECTIVE for all purposes as of the date first above written.

DEBTOR:
GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation

By: /s/ P. Mathew Verghese
Name: P. Mathew Verghese
Title: Sr. VP and CFO

STATE OF TEXAS	§
§
COUNTY OF FORT BEND	§

The foregoing instrument was acknowledged before me on the 30th day of April, 2012, by P. Mathew Verghese, Sr. VP and CFO of Global Geophysical Services, Inc., a Delaware corporation on behalf of said corporation.

Notary Public in and for the
State of Texas
[Notarial Seal]                                                                               Printed Name: Teresa Perez Garcia
My Commission Expires: 1/13/2016

Signature Page to Amendment No. 1 to Deed of Trust
(Texas)

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ DeWayne D. Rosse
Name: DeWayne D. Rosse
Title: Agency Management Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me on the 18th day of April, 2012, by DeWayne D. Rosse, Officer of Bank of America, N.A., a national banking association, acting on behalf of said bank.

Notary Public in and for the
State of Texas
[Notarial Seal]                                                                               Printed Name: Antonikia L. Thomas
My Commission Expires:11-28-15

Signature Page to Amendment No. 1 to Deed of Trust
(Texas)

ANNEX I TO AMENDMENT

DEED OF TRUST RECORDING INFORMATION

Jurisdiction	Recordation Number	Recording Date
Fort Bend County, Texas	2010041264	5/6/10

Annex I to Amendment No. 1 to Deed of Trust
(Texas)

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES LOCATED AT 13927 SOUTH GESSNER ROAD, MISSOURI CITY, TEXAS 77489

FORT BEND COUNTY, TEXAS

All of GLOBAL GEOPHYSICAL INDUSTRIAL PARK, a subdivision of 17.5284 acre, as set forth on map or plat thereof recorded under Slide No. 20060274 of the Plat Records of Fort Bend County, Texas.

LEGAL DESCRIPTION OF PREMISES LOCATED AT 13927 SOUTH GESSNER ROAD, MISSOURI CITY, TEXAS 77489

FORT BEND COUNTY, TEXAS

A tract of land containing 48,125 square feet, more or less, out of the B.B.B. & C.R.R. Company Survey, Abstract 117, Fort Bend County, Texas, being out of and a part of GESSNER ROAD COMMERCE PARK, SECTION FOUR, a subdivision in Fort Bend County, Texas, according to the map or plat thereof filed in Slide No. 1380B of the Plat Records of Fort Bend County, Texas, being the northwesterly 125 feet of Unrestricted Reserve "C", in Block One (1), of said GESSNER ROAD COMMERCE PARK, SECTION, FOUR, and being 125 feet (as measured along its northeasterly line) by 385 feet (as measured along its northwesterly line).

Exhibit A to Amendment No. 1 to Deed of Trust
(Texas)